Exhibit 10.1

FIRST AMENDMENT TO TENTH AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Tenth Amended and Restated Credit Agreement (this “Amendment”) dated as of August 12, 2015 is entered into among:

RESTORATION HARDWARE, INC., a Delaware corporation, as a Domestic Borrower and the Lead Borrower;

the OTHER DOMESTIC BORROWERS party hereto;

RESTORATION HARDWARE CANADA, INC., a British Columbia company, as the Canadian Borrower;

the GUARANTORS party hereto;

the LENDERS party hereto, and

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Tenth Amended and Restated Credit Agreement dated as of November 24, 2014 (as heretofore or hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, the Lead Borrower, the Other Domestic Borrowers, the Canadian Borrower, the Guarantors, the Lenders party thereto, and the Agent;

WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to amend the Credit Agreement in the manner specified herein; and

WHEREAS, the Agent and the Lenders party hereto (which constitute Required Lenders) are willing to agree to so amend, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.	Amendment to Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Change of Control” set forth therein so it reads in its entirety as follows:

“(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Holdings cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above and this clause (iii) constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; provided that, for the avoidance of doubt, any individual nominated on behalf of any Permitted Holder shall not be deemed violative of this clause (b); or”

3.	Representations and Warranties.

a.	Each Loan Party hereby represents and warrants to the Agents and the Lenders that (a) all representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that (i) such representations and warranties are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case they are true and correct in all respects (as so qualified by “materiality”, “Material Adverse Effect” or similar language) on and as of the date hereof, and (ii) such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent such representations and warranties are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case they are true and correct in all respects (as so qualified by “materiality”, “Material Adverse Effect” or similar language)) on and as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Amendment.

b.	The transactions contemplated hereby are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, membership, partnership or other necessary action. The Credit Agreement and each other Loan Document to which any Loan Party is a party, in each case as amended hereby, (i) has been duly executed and delivered by each Loan Party, and (ii) constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.	Miscellaneous.

a.	Except as amended hereby, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Without limiting the foregoing, the Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Credit Parties shall continue to secure all applicable Obligations at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment.

b.	This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of

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which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter of this Amendment and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Amendment.

c.	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

DOMESTIC BORROWERS:

RESTORATION HARDWARE, INC., as Lead Borrower and as a Domestic Borrower

By:	/s/ Karen Boone
Name:	Karen Boone
Title:	Chief Financial and Administrative Officer

CANADIAN BORROWER:

RESTORATION HARDWARE CANADA, INC., as Canadian Borrower

By:	/s/ Karen Boone
Name:	Karen Boone
Title:	Director

GUARANTORS:

RH YOUNTVILLE, INC., as a Guarantor

By:	/s/ Karen Boone
Name:	Karen Boone
Title:	Chief Financial and Administrative Officer

RH US, LLC, as a Guarantor

By:	/s/ Karen Boone
Name:	Karen Boone
Title:	Chief Financial and Administrative Officer

RHM, LLC, as a Guarantor

By:	/s/ Karen Boone
Name:	Karen Boone
Title:	Chief Financial and Administrative Officer

Signature Page to First Amendment to Tenth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Agent, a Domestic Lender, L/C Issuer and Swing Line Lender

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

Signature Page to First Amendment to Tenth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as a Canadian Lender and L/C Issuer

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

Signature Page to First Amendment to Tenth Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., a Domestic Lender

By:	/s/ Jolinda N. Walden
Name:	Jolinda N. Walden
Title:	Authorized Officer

Signature Page to First Amendment to Tenth Amended and Restated Credit Agreement

TD BANK, N.A., a Domestic Lender

By:	/s/ Nick Malatestinic
Name:	Nick Malatestinic
Title:	SVP Market Credit Manager

Signature Page to First Amendment to Tenth Amended and Restated Credit Agreement

REGIONS BANK, a Domestic Lender

By:	/s/ Lisa Joseph
Name:	Lisa Joseph
Title:	Vice President

Signature Page to First Amendment to Tenth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, a Domestic Lender

By:	/s/ Lauren Murphy
Name:	Lauren Murphy
Title:	Assistant Vice President

Signature Page to First Amendment to Tenth Amended and Restated Credit Agreement